McCARTHY MULTI-CAP STOCK FUND

Symbol: MGAMX

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust (the “Trust”)

The McCarthy Multi-Cap Stock Fund (the “Fund”) seeks long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities. The Fund’s investment advisor is McCarthy Group Advisors, L.L.C. (the “Advisor”). This Prospectus contains information about the Institutional Class shares of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is October 27, 2006.

TABLE OF CONTENTS

Summary of Investment Objective, Strategies and Risks	3
Performance Information	5
Fees and Expenses	6
Investment Objective and Principal Investment Strategies	7
Principal Risks of Investing in the Fund	9
Portfolio Holdings Information	10
Management of the Fund	10
Shareholder Services	11
Pricing of Fund Shares	15
Dividends and Distributions	17
Tax Matters	17
Financial Highlights	18
PRIVACY NOTICE	Inside back cover

Summary of Investment Objective, Strategies and Risks

What is the Fund’s investment objective?	The Fund seeks long-term growth of capital.

What are the Fund’s primary investment strategies?
The Fund invests primarily in the common stocks of domestic companies of any size, from larger, well-established companies to smaller companies. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities. The Fund will not borrow for investment purposes. The Advisor believes that the Fund’s objective is best achieved by investing in the equity securities of companies that exhibit the potential for significant long-term appreciation. The Fund may also invest in fixed-income obligations (i.e., U.S. Treasury and agency obligations, corporate debt securities and convertible bonds) rated at least “investment grade” by one of the nationally recognized statistical ratings organizations or are the unrated equivalent. The Advisor generally makes use of fundamental analytical techniques to determine which particular stocks to purchase and sell.

The Fund may also invest in Real Estate Investment Trusts (“REITs”). REITs typically comprise under 5% of portfolio assets, but could comprise a higher percentage if REITs valuations and fundamental prospects were compelling. REITs will not comprise more than 20% of Fund assets.

In addition, the Fund uses index options and individual stock options for various portfolio strategies. At any one time, the combined value of options will be less than 5% of portfolio value.

What are the principal risks of investing in the Fund?	As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:
•	Management Risk - If the Advisor’s investment strategies do not produce the expected results, the value of the Fund would decrease.
•	Market Risk - Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.
•	Small and Medium-Sized Companies Risk - Investing in securities of small and medium-sized companies involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.

•	Fixed-Income Securities Risk - Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.
•	Real Estate Investment Trust (REIT) Risk - REITs may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
•	Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.

Who may want to invest in the Fund?	The Fund may be appropriate for investors who:
• Are pursuing a long-term investment horizon.
• Want to add an investment with growth potential to diversify their investment portfolio.
• Can accept the greater risks of investing in a portfolio with significant common stock holdings.

The Fund may not be appropriate for investors who:
• Need regular income or stability of principal.
• Are pursuing a short-term goal.

Performance Information

The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average annual total return over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns *

*	The Fund’s year-to-date total return as of September 30, 2006 was 0.94%.

During the period of time shown in the bar chart, the Fund’s best quarter was the second quarter 2003 up 23.00% and its worst quarter was the second quarter 2002, (16.70%).

Average Annual Total Returns
For the periods ended December 31, 2005

	One Year	Since Inception August 6, 2001
McCarthy Multi-Cap Stock Fund
Return Before Taxes	8.04%	4.91%
Return After Taxes on Distributions[1]	7.20%	4.70%
Return After Taxes on Distributions
and on Sale of Fund Shares[1,2]	6.35%	4.21%

S&P 500 Index[3]	4.91%	2.64%
_______________
[1]
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]
The “Return After Taxes on Distributions and on Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

[3]
The S&P 500 Index is an unmanaged market value weighted index of 500 stocks designed to represent the broad domestic economy. The figures above reflect all dividends reinvested but do not reflect any deductions for fees or expenses.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. There are two types of expenses involved: shareholder transaction expenses (such as sales loads) and annual fund operating expenses (such as investment advisory fees). The Fund is a no-load mutual fund that has no shareholder transaction expenses.

Shareholder Transaction Expenses
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee*	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fee **	0.75%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.30%
Fee Reduction and/or Expense Reimbursement ***	(0.15%)
Net Annual Fund Operating Expenses	1.15%

*	A $10 charge will typically apply to each wire redemption.
*	Effective April 6, 2006, the Advisor reduced its management fee from 0.95% of the Fund’s average daily net assets to 0.75% on the first $20 million of the Fund’s average daily net assets and 0.60% on average daily net assets over $20 million. The management fee has been restated to reflect the current fee.
**	The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for shares of the Fund to 1.15% of the Fund’s average daily net assets (the “Expense Cap”). For the Fund’s prior fiscal year, the Advisor limited Net Annual Fund Operating Expenses to 1.25% of the Fund’s average daily net assets. The Expense Cap will remain in effect for at least the period shown in the example below and for an indefinite period thereafter, until the Trust’s Board of Trustees determines that the Expense Cap is no longer in the best interest of the Fund and its shareholders. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the Board of Trustee’s (the “Board”) review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Example

This example is intended to help you compare the costs of investing in Institutional Class shares of the Fund to those of investing in other mutual funds. Of course, your actual costs may be higher or lower. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses (as a percentage of net assets) remain the same. This Example is based on Net Annual Fund Operating Expenses as set forth in the above table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,397

Investment Objective and Principal Investment Strategies

The Fund seeks long-term growth of capital. Of course, there can be no guarantee that the Fund will achieve its investment objective. This investment objective may be changed only by approval of the Fund’s shareholders. You will be notified of any changes that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

The Advisor believes that the Fund’s investment objective is best achieved by investing primarily in the equity securities of companies that exhibit the potential for significant appreciation over the long-term. The Advisor defines the long-term as a time horizon of at least five years. The Fund emphasizes the purchase of equity securities, including common stocks, preferred stocks, warrants and other equity securities that, in the Advisor’s opinion, offer the possibility of capital growth. Other equity securities may include stock rights, exchange traded funds, tracking stocks and equity securities that have yet to be created. The Fund may invest in companies of any size, from larger, well-established companies to smaller companies. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities. The Fund will not borrow for investment purposes. Should the Advisor determine that the Fund would benefit from reducing the percentage of assets invested in equity securities from 80% to a lesser amount, the Fund will provide you with at least 60 days’ notice of such change.

The Advisor generally makes use of fundamental analytical techniques to determine the value of a company and then compares the value to the company’s current market price. Companies that are trading at compelling discounts to the Advisor’s assessment of value become candidates for investment by the Fund. The valuation techniques employed by the Advisor include, but are not limited to, discounted cash flow analysis and assessment of a company’s private market value. In evaluating companies for purchase, the Advisor prefers companies that exhibit some or all of the following characteristics:

• Generates high cash flow returns on investment;
• Generates excess cash beyond operating needs;
• Strong franchise or market niche;
• Highly qualified management;
• Management ownership of stock and a shareholder orientation; and
• Consistency in following through on a clearly articulated business plan.

The Advisor will consider the sale of a security from the Fund’s portfolio when the reasons for the original purchase no longer apply. Reasons for a sale include, but are not limited to:

• A deterioration of a company’s fundamentals or changes in its industry;
• A lack of confidence in a company’s management; and
• A company’s market price rises to a level that does not provide adequate appreciation potential.

In pursuing the Fund’s investment objective, the Advisor will invest in fixed-income securities when, due to market conditions, the Advisor believes fixed-income securities provide a better risk/reward profile than equity securities. Fixed-income securities will primarily consist of obligations of the U.S. Government and its agencies. The Advisor makes its purchase decisions by analyzing the credit quality of the debt issuer. From time to time, the Advisor will invest in corporate debt obligations, including convertible bonds. For corporate debt obligations, the Advisor analyzes interest coverage ratios, debt to equity ratios, cash flow characteristics and liquidation value of the bond issuer. These factors are continually reviewed and, if not met consistently, a fixed-income holding will be considered for sale. It is expected that fixed-income securities in the Fund’s portfolio will have an average maturity shorter than ten years.

The fixed-income securities held by the Fund will be rated at least “investment grade” by one or more nationally recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. Investment grade is a rating “BBB” or above by Standard & Poor’s Ratings Group or “Baa” or above by Moody’s Investors Service, Inc. The Advisor may also purchase fixed-income securities that are unrated but are believed by the Advisor to be comparable to investment grade. However, up to 5% of the Fund’s assets may be invested in fixed-income securities rated “BB” by the Standard & Poor’s Ratings Group or lower or, if unrated, of comparable quality. Such lower rated securities, often referred to as “junk bonds,” may be considered speculative.

The Fund may also invest a portion of its assets in Real Estate Investment Trusts (REITs) and believes it is beneficial for shareholders to have the following general information concerning REITs. REITs will typically comprise under 5% of portfolio assets, but could comprise a higher percentage if REIT valuations and fundamental prospects were compelling. REITs will not comprise more than 20% of Fund assets. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Please note that REIT dividends are taxed as ordinary income.

For both hedging purposes and speculative purposes in pursuit of the Fund’s investment objective, the Advisor may purchase and write call and put options on securities and securities indices.

The Advisor’s investment process anticipates a time horizon of five years when purchasing an equity security of a company. While there are no limits on portfolio turnover and the Advisor will sell portfolio holdings whenever the Advisor believes the sales would benefit the Fund, it is not expected that the Fund will have a high rate of portfolio turnover. A high rate of portfolio turnover is 100% or more.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term notes, or money market instruments in response to adverse market, economic or political conditions, or when the Fund experiences periods of heavy cash inflows from shareholders purchasing Fund shares. This may result in the Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the Fund

Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor’s investment strategies and the Advisor’s research, analysis and security selection decisions. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. The value of a share of the Fund - its “net asset value” or “NAV” - depends upon the market value of all of the Fund’s investments. The principal risk of investing in the Fund is that the market value of securities held by the Fund will move up and down. These up and down fluctuations, which can occur rapidly and unpredictably, may cause the Fund’s investments to be worth less than the price originally paid, or less than they were worth at an earlier time; this in turn will affect the Fund’s net asset value per share. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Small and Medium-Sized Companies Risk. Investing in securities of small and medium sized companies may involve greater risk than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

Fixed-Income Securities Risk. The market value of fixed-income securities is sensitive to prevailing interest rates. In general, when interest rates rise, the fixed-income security’s market value declines and when interest rates decline, its value rises. Normally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of fixed-income securities of that issuer.

Real Estate Investment Trust (REIT) Risk. Some of the risks of equity, mortgage and hybrid REITs are that their performance depends on how well the REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate value or fluctuations in rental income caused by a variety of factors, including, among other things, increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

Options Risk. Options transactions involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between those markets. A given hedging transaction may not achieve its objectives, resulting in possible losses. Decisions as to whether and when to use options involve the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. Options markets may not be liquid in all circumstances and the Fund may not be able to complete or neutralize an options transaction in the manner desired. Covered call options enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund’s losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price.

Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss. Options on indices may be governed by IRS Code §1256 and are treated partly as a long-term gain or loss (60% of the gain or loss) and partly as a short-term gain or loss (40% of the gain or loss), regardless of the actual length of your holding period.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contacting the McCarthy Multi-Cap Stock Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-866-811-0228, on the Fund’s website at www.mgamx.com, and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Management of the Fund

Investment Advisor
McCarthy Group Advisors, L.L.C. is the investment advisor to the Fund. The Advisor’s address is 1125 South 103rd Street, Suite 250, Omaha, Nebraska, 68124-6019. The Advisor, a wholly-owned subsidiary of MGA Holdings, L.L.C., an asset management holding company based in Nebraska, acquired the business of the Fund’s previous investment advisor, McCarthy Group Asset Management, Inc. (“MGAM”), and retained its key investment personnel. MGAM was the advisor to the Fund from inception through July 2004. The Advisor is ultimately responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.75% on the Fund’s average daily net assets up to $20 million, and 0.60% on the Fund’s average daily net assets over $20 million. For the fiscal year ended June 30, 2006, the Advisor received advisory fees of 0.67% of the Fund’s average daily net assets, net of waiver.

A discussion regarding the basis of the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders for the most recent fiscal period ended December 31.

Portfolio Manager

Mr. Richard L. Jarvis is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Jarvis owns an interest in MGA Holdings, L.L.C. He was the Founder and is Chief Investment Officer of MGAM. He was associated with MGAM since its inception in 1986 where he managed public and private accounts. Mr. Jarvis currently serves on the Board of Directors of McCarthy Group, Inc., an indirect owner of the Advisor. Mr. Jarvis serves as the Chairman of the Advisor and has been portfolio manager for the McCarthy Multi-Cap Stock Fund since its inception.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses. However, the Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for shares of the Fund to 1.15% of the Fund’s Expense Cap. For the Fund’s prior fiscal year, the Advisor limited Net Annual Fund Operating Expenses to 1.25% of the Fund’s average daily net assets. The Expense Cap will remain in effect for at least the period shown in the example below and for an indefinite period thereafter, until the Board determines that the Expense Cap is no longer in the best interest of the Fund and its shareholders. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Shareholder Services

Obtaining Account Information

For additional information regarding your Fund account, please call 1-866-811-0228 between the hours of 8:30 a.m. and 6:00 p.m., Eastern time. Please note that this service is only for inquiries regarding your Fund account and not for the purchase or sale of Fund shares.

How to Buy Shares

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $100. The minimum investment requirements may be waived from time to time by the Fund.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to “McCarthy Multi-Cap Stock Fund.” The Fund will not accept payment in cash, including cashier’s check or money order. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates and its shares are not registered for sale outside of the United States. The Fund reserves the right to reject any purchase in whole or in part.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-811-0228 if you need additional assistance when completing your application.

By Check
If you are making an initial investment in the Fund, simply complete the account application included with this Prospectus and mail or overnight deliver (such as Fed Ex) it with a check (made payable to “McCarthy Multi-Cap Stock Fund”) to:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to “McCarthy Multi-Cap Stock Fund” in the envelope provided with your statement to the address noted above. Your account number should be written on the check.

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. Once your account is established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Beneficiary Bank: First National Bank of Omaha
ABA #104000016
Account Name: McCarthy Multi-Cap Stock Fund Subscription
A/C #110154736
Shareholder Registration
Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Retirement Plans

The Fund offers an Individual Retirement Account (“IRA”) plan. You may obtain information about opening an IRA account by calling 1-866-811-0228. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange (“NYSE”) are open for business either directly to the Fund or through your investment representative.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

If you complete the Redemption by Telephone portion of the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-811-0228 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application. Such persons may request that the shares in your account be either exchanged or redeemed. Redemption proceeds will be transferred to the bank account you have designated on your account application.

Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-811-0228 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may mail your redemption request in writing to the address noted above.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed account application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Medallion Signature Guarantees

A medallion signature guarantee of each shareholder is required to redeem shares in the following situations:

•	If you change ownership on your account;
•	When you want the redemption proceeds sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than your bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 15 days; and
•	For all redemptions of $100,000 or more from any shareholder account.

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A medallion signature guarantee cannot be provided by a notary public.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This program may be terminated at any time by the Fund. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent at:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

A withdrawal under the program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Redemption “In-Kind”
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Pricing of Fund Shares

The price of the Fund’s shares is based on the Fund’s net asset value. This is calculated by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding. The Fund’s assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund’s liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in the “How to Buy Shares” section of the Prospectus.

The net asset value of the Fund’s shares is determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performances. The Fund’s Board has developed and approved a market timing policy which take steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that they believe is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s abilities to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information.

Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Fund does not represent the security's fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. Fair value pricing may be applied to non-U.S. securities. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

Tax Matters

The Fund intends to make distributions of dividends and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income, qualified dividend income or capital gain. Dividends are taxable to you as ordinary income or qualified dividend income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital no matter how long as you owned your shares. A portion of the income dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Please note that REIT dividends are generally taxed as ordinary income. REITs may distribute capital gains.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

Financial Highlights
The financial highlights table below is based on the financial history of the Fund and is intended to help you understand the financial performance of the Institutional Class of shares of the Fund for its last five fiscal periods ended June 30. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The fiscal year end information below has been audited by the Fund’s independent registered public accounting firm, Tait, Weller and Baker LLP whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report dated June 30, 2006, which is available free of charge upon request.

McCarthy Multi-Cap Stock Fund
For a Fund share outstanding throughout the period	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Period Ended June 30, 2002*

Net asset value, beginning of period	$11.46	$10.54	$8.77	$8.13	$10.00

Income from investment operations:
Net investment income/(loss)	(0.01)	(0.03)	(0.06)	(0.03)	0.02
Net realized and unrealized gain/(loss) on investments and option contracts written	0.73	0.95	1.83	0.67	(1.85)

Total from investment operations	0.72	0.92	1.77	0.64	(1.83)

Less distributions to shareholders:
From net investment income	—	—	—	—	(0.03)
From net realized gains on investments	(0.64)	—	—	—	(0.01)

Total distributions	(0.64)	—	—	—	(0.04)

Net asset value, end of period	$11.54	$11.46	$10.54	$8.77	$8.13

Total return	6.18%	8.73%	20.18%	7.87%	(18.40)%[1]

Supplemental data and ratios:
Net assets, end of period (in millions)	$39.6	$35.0	$31.2	$26.1	$26.3
Ratio of net expenses to average net assets:
Before expense reimbursement	1.43%	1.47%	1.51%	1.58%	1.85%[2]
After expense reimbursement	1.22%[3]	1.25%	1.25%	1.25%	1.25%[2]
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.26%)	(0.53)%	(0.84)%	(0.70)%	(0.41)%[2]
After expense reimbursement	(0.05%)[3]	(0.31)%	(0.58)%	(0.37)%	0.19%[2]
Portfolio turnover rate	75%	61%	51%	58%	46%[1]

*	Commenced operations on August 6, 2001.
[1]	Not annualized.
[2]	Annualized.
[3]	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

McCarthy Multi-Cap Stock Fund
a series of Advisors Series Trust

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders (collectively, the “Shareholder Reports”). The Annual Report includes a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can obtain free copies of the Shareholder Reports and the SAI on the Fund’s website at www.mgamx.com and by contacting the Fund at the address or telephone number below. Also, you can request other information and discuss your questions about the Fund by contacting the Fund at:

McCarthy Multi-Cap Stock Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137
Telephone: 1-866-811-0228
www.mgamx.com

You can review and copy information including the Shareholder Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet web site at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: .

(The Trust’s SEC Investment Company Act
file number is 811-07959.)